Filed pursuant to Rule 497

File No. 333-282878

Rule 482ad

Pearl Diver Credit Company Inc. Announces Offering of Series A Preferred Stock

New York / London – December 11, 2024 - Pearl Diver Credit Company Inc. (NYSE: PDCC) (the “Company”) has commenced an underwritten public offering of its Series A Preferred Stock Due 2029. Certain financial and other terms of the Series A Preferred Stock are to be determined by negotiations between the Company and the underwriters. Shares of the Series A Preferred Stock are rated ‘BBB’ by Egan-Jones Ratings Company, an independent rating agency. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of Series A Preferred Stock pursuant to the same terms and conditions. Shares of the Series A Preferred Stock are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the ticker symbol “PDPA.”

Lucid Capital Markets, LLC (“Lucid”), B. Riley Securities, Inc. and Kingswood Capital Partners, LLC are acting as joint book-running managers and InspereX LLC and Janney Montgomery Scott LLC are acting as lead managers for the offering.

The Company intends to use the proceeds from the offering to acquire investments in accordance with the investment objectives and strategies described in the prospectus supplement and for general working capital purposes.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with, but has not yet been declared effective by, the SEC. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing to Lucid Capital Markets, LLC, 570 Lexington Avenue, New York, New York 10022, by calling Lucid toll-free at 646-362-0256 or by sending an e-mail to Lucid at prospectus@lucid.com. Copies also may be obtained on the SEC’s website at www.sec.gov.

Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities, and any such rating may be subject to revision or withdrawal at any time by the applicable rating agency.

About Pearl Diver Credit Company Inc.

Pearl Diver Credit Company Inc. (NYSE: PDCC) is an externally managed, non-diversified, closed-end management investment company. Its primary investment objective is to maximize its portfolio’s total return, with a secondary objective of generating high current income. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of CLOs collateralized by portfolios of sub-investment grade, senior secured floating-rate debt issued by a large number of distinct US companies across several industry sectors. The Company is externally managed by Pearl Diver Capital LLP. For more information, visit www.pearldivercreditcompany.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investor Contact:

Info@Pearldivercap.com

UK: +44 (0)20 3967 8032

US: +1 617 872 0945